                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 18, 2000

                             i2 TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     0-28030                    75-2294945
----------------------------     ------------------         ------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

One i2 Place, 11701 Luna Road, Dallas, Texas                       75234
---------------------------------------------------            --------------
(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (469) 357-1000


ITEM 5. OTHER EVENTS.

         Filed as an exhibit hereto is the registrant's press release, dated April 18, 2000 announcing results for the first quarter ended March 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press release dated April 18, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  i2 TECHNOLOGIES, INC.


Dated: April 19, 2000                      By: /s/  WILLIAM M. BEECHER
                                               ------------------------------
                                               William M. Beecher
                                               Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 99.1                    Press release dated April 18, 2000.